UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2005

Wilsons The Leather Experts Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-21543 (Commission File Number)	41-1839933 (IRS Employer Identification No.)

7401 Boone Ave. N. Brooklyn Park, Minnesota (Address of principal executive offices)	55428 (Zip Code)

Registrant’s telephone number, including area code (763) 391-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Amended/Restated 2000 Long Term Incentive Plan
Non-Statutory Stock Option Agreement (Associate)
Non-Statutory Stock Option Agreement (Director)

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated 2000 Long Term Incentive Plan

            On June 2, 2005, in connection with the Annual Meeting of Shareholders of Wilsons The Leather Experts Inc. (the “Company”), the Company’s shareholders approved the amendment and restatement of the 2000 Long Term Incentive Plan, which, as amended and restated, is referred to as the Amended and Restated 2000 Long Term Incentive Plan (the “Restated Plan”). Among other things, the amendment and restatement of such plan increases the aggregate number of shares of common stock authorized for issuance under the plan by 2,200,000 shares to 4,200,000 shares and provides that all future awards under the Restated Plan, other than awards of options, stock appreciation rights and unrestricted shares, decrease availability of shares under the Restated Plans by two shares for each share subject to the awards. The amendment and restatement also decreases the maximum number of years that a future option granted under the Restated Plan may be outstanding from ten to five. A description of the Restated Plan is incorporated herein by reference to the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on April 28, 2005. A complete copy of the Restated Plan is filed herewith as Exhibit 10.1.

Forms of Option Agreements

            On June 2, 2005, the Compensation Committee of the Company’s Board of Directors approved the following forms of stock option agreements for use in granting options under the Restated Plan:

•	Non-Statutory Stock Option Agreement (Associate) – for use in granting non-statutory stock options to employees, including executive officers, of the Company. The form of agreement is filed herewith as Exhibit 10.2.

•	Non-Statutory Stock Option Agreement (Director) – for use in granting non-statutory stock options to non-employee directors of the Company. The form of agreement is filed herewith as Exhibit 10.3.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1	Wilsons The Leather Experts Inc. Amended and Restated 2000 Long Term Incentive Plan.

10.2	Form of Non-Statutory Stock Option Agreement (Associate) pursuant to the Amended and Restated 2000 Long Term Incentive Plan.

10.3	Form of Non-Statutory Stock Option Agreement (Director) pursuant to the Amended and Restated 2000 Long Term Incentive Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSONS THE LEATHER EXPERTS INC.

Date: June 2, 2005	By	/s/ Peter G. Michielutti

Peter G. Michielutti
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Index to Exhibits

Exhibit
No.	Description	Method of Filing
10.1	Wilsons The Leather Experts Inc. Amended and Restated 2000 Long Term Incentive Plan.	Electronic Transmission

10.2	Form of Non-Statutory Stock Option Agreement (Associate) pursuant to the Amended and Restated 2000 Long Term Incentive Plan.	Electronic Transmission

10.3	Form of Non-Statutory Stock Option Agreement (Director) pursuant to the Amended and Restated 2000 Long Term Incentive Plan.	Electronic Transmission